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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 13, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        As previously reported, on December 3, 2002, United Pan-Europe Communications N.V. ("UPC"), the Registrant's majority-owned and largest subsidiary, commenced a voluntary Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York (Case No. 02-16020). Simultaneously with the commencement of the Chapter 11 case, UPC also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court (Rechtbank) (the "Dutch Bankruptcy Court") under the Dutch Faillissementswet. On March 12, 2003, the Dutch Bankruptcy Court considered the Akkoord at a public hearing and on March 13, 2003, ratified the Akkoord in a written decision. The Dutch Bankruptcy Court's decision is subject to an appeal period of eight calendar days, starting March 13, 2003.

        A copy of the Registrant's press release, UPC's Current Report on Form 8-K and UPC's press release announcing the foregoing are attached hereto as exhibits.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release of the Registrant, dated March 14, 2003 announcing the ratification of the Akkoord.
99.2	Current Report on Form 8-K of United Pan-Europe Communications N.V. (File No. 000-25365), dated March 13, 2003 (exhibit omitted).
99.3
Press release of United Pan-Europe Communications N.V. dated March 14, 2003 announcing the ratification of the Akkoord, incorporated by reference from Current Report on Form 8-K of United Pan-Europe Communications N.V. (File No. 000-25365), dated March 14, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

Date: March 14, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Registrant, dated March 14, 2003 announcing the ratification of the Akkoord.
99.2	Current Report on Form 8-K of United Pan-Europe Communications N.V. (File No. 000-25365), dated March 13, 2003 (exhibit omitted).
99.3
Press release of United Pan-Europe Communications N.V. dated March 14, 2003 announcing the ratification of the Akkoord, incorporated by reference from Current Report on Form 8-K of United Pan-Europe Communications N.V. (File No. 000-25365), dated March 14, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX